UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2013

NYSE Euronext Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Wall Street, New York, New York 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

NYSE Euronext

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 13, 2013, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013 (the “Merger Agreement”), by and among NYSE Euronext (the “Company”), IntercontinentalExchange, Inc. (“ICE”), IntercontinentalExchange Group, Inc. (“ICE Group”), Braves Merger Sub, Inc. (“Braves Merger Sub”) and NYSE Euronext Holdings LLC (formerly known as Baseball Merger Sub, LLC) (“NYSE Euronext Holdings”), Braves Merger Sub was merged with and into ICE (the “ICE Merger”) and immediately thereafter the Company was merged with and into NYSE Euronext Holdings (the “NYSE Euronext Merger” and, together with the ICE Merger, the “Mergers”), with each of NYSE Euronext Holdings and ICE becoming wholly-owned subsidiaries of ICE Group.

As previously announced, under the terms of the Merger Agreement, subject to proration, allocation and certain limitations set forth in the Merger Agreement, stockholders of the Company had the option to elect to receive for each share of common stock of the Company (except for excluded shares and dissenting shares as more particularly set forth in the Merger Agreement):

•	a number of validly issued, fully paid and non-assessable shares of ICE Group’s common stock, par value $0.01 per share (each, an “ICE Group Share”), equal to 0.1703 and an amount of cash equal to $11.27, without interest (together, the “Standard Consideration”);

•	an amount of cash equal to $33.12, without interest (the “Cash Consideration”); or

•	a number of ICE Group Shares equal to 0.2581 (the “Stock Consideration”).

As previously announced, because the Stock Consideration option was substantially oversubscribed, the consideration to be received by the holders who elected the Stock Consideration was prorated pursuant to the terms set forth in the Merger Agreement. Based on the proration:

•	Stockholders of the Company who elected to receive the Standard Consideration and those that failed to make a valid election prior to 5:00 p.m., New York City time, on October 31, 2013, the election deadline, and therefore were deemed to have elected the Standard Consideration, will receive the Standard Consideration.

•	Stockholders of the Company who elected to receive the Cash Consideration will receive the Cash Consideration.

•	Stockholders of the Company who elected to receive the Stock Consideration will receive, for each share of common stock of the Company (except for excluded shares and dissenting shares as more particularly set forth in the Merger Agreement), a number of validly issued, fully paid and non-assessable ICE Group Shares equal to 0.171200756 and an amount of cash equal to $11.154424.

As a result, stockholders of the Company will receive in the aggregate 42,133,549 ICE Group Shares (which includes shares to be issued under certain NYSE Euronext equity awards that vest as a result of the NYSE Euronext Merger) and approximately $2.74 billion in cash. At the effective time of the ICE Merger, each share of common stock of ICE issued and outstanding immediately prior to the effective time of the ICE Merger was converted into the right to receive one ICE Group Share. In the aggregate, former ICE stockholders will receive 72,913,847 ICE Group Shares.

The issuance of ICE Group Shares in connection with the Mergers, as described above, was registered under the Securities Act of 1933 pursuant to ICE Group’s registration statement on Form S-4 (File No. 333–187402), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on April 30, 2013. On November 13, 2013, ICE Group Shares began trading on the New York Stock Exchange under the ticker symbol “ICE”.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Mergers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Mergers, on November 13, 2013, NYSE Euronext Holdings, as successor to the Company, assumed the following obligations of the Company: (i) $850.0 million aggregate principal amount of the Company’s 2.0% senior notes due 2017 (“NYX Senior Notes”) and (ii) €920.0 million aggregate principal amount of the Company’s 5.375% notes due 2015 (the “NYX Eurobonds”). NYSE Euronext Holdings entered into a third supplemental indenture, dated as of November 13, 2013 (the “Third Supplemental Indenture”), among NYSE Euronext Holdings, as successor company, Wilmington Trust Company, a Delaware corporation, as trustee, and Citibank, N.A., a national banking organization, as authenticating agent, calculation agent, paying agent, security registrar and transfer agent, to the indenture, dated as of May 29, 2008 (the “Indenture”), as supplemented by the first supplemental indenture, dated as of May 29, 2008, and as further supplemented by the second supplemental indenture, dated as of October 5, 2012 (the “Second Supplemental Indenture”). The NYX Eurobonds were issued pursuant to an Agency Agreement, dated as of April 23, 2008 (the “Agency Agreement”), among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO Bank N.V., as paying agent, as supplemented by the First Supplemental Agency Agreement, dated 22 April 2009 (the “First Supplemental Agency Agreement”). The foregoing description is qualified in its entirety by the complete terms and conditions of each of the Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Agency Agreement and the First Supplemental Agency Agreement, which are filed as Exhibits 4.1 through 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Mergers, on November 13, 2013, ICE Group and ICE each agreed to guarantee on a full and unconditional basis the NYX Senior Notes and the NYX Eurobonds on the terms and subject to the conditions described in ICE Group’s Current Report on Form 8-K, dated November 13, 2013.

In connection with the Mergers, NYSE Euronext Holdings repaid $350 million in outstanding commercial paper obligations of the Company with borrowings under ICE’s senior revolving credit facility. NYSE Euronext Holdings intends to terminate the Company’s commercial paper program in accordance with its terms.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 13, 2013, the Company notified the New York Stock Exchange (“NYSE”) that, effective upon the consummation of the Mergers, each outstanding share of common stock of the Company was converted into the right to receive ICE Group Shares and cash in accordance with the terms of the Merger Agreement. NYSE has filed a notification on Form 25 with the SEC with respect to the Company’s common stock to request removal of the Company’s common stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company intends to file as promptly as practicable with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The disclosure set forth in the Introductory Note above and Item 3.03 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth in the Introductory Note above and in Item 3.01 is incorporated herein by reference.

At the effective time of the NYSE Euronext Merger, each option to acquire and stock appreciation right denominated in shares of Company common stock granted under the employee and director stock plans of the Company, whether vested or unvested, that was outstanding immediately prior to the effective time of the NYSE Euronext Merger was converted into an option to acquire or stock appreciation right denominated in ICE Group Shares, as applicable, on the same terms and conditions as were applicable to it prior to such conversion, except that (i) each converted stock option and stock appreciation right is exercisable for the number of ICE Group Shares (rounded down to the nearest whole share) equal to the number of shares of Company common stock that it was exercisable for prior to conversion multiplied by the equity exchange factor, which equals the sum of (A) 0.1703 and (B) the quotient obtained by dividing (1) $11.27 by (2) the 10-day aggregate volume-weighted average per share price rounded to two decimal points of a share of ICE common stock for the 10 consecutive trading days ending on the second-to-last full trading day prior to the date of the closing of the mergers, which was $196.86, and (ii) the per-share exercise price (rounded up to the nearest penny) for each converted stock option and stock appreciation right is equal to the per-share exercise price that was applicable to it prior to its conversion divided by the equity exchange factor.

In addition, at the effective time of the NYSE Euronext Merger, each restricted stock unit or deferred stock unit measured in shares of Company common stock (other than performance stock units), whether vested or unvested, that was outstanding immediately prior to the effective time of the NYSE Euronext Merger was converted into a restricted stock unit or deferred stock unit denominated in ICE Group Shares on substantially the same terms and conditions as were applicable to it prior to such conversion, except that the number of ICE Group Shares subject to each such restricted stock unit or deferred stock unit (rounded down to the nearest whole share) is equal to the number of shares of Company common stock subject to the restricted stock unit or deferred stock unit prior to such conversion, multiplied by the equity exchange factor. Restricted stock units (other than performance stock units) granted under the Company’s Omnibus Incentive Plan or 2006 Stock Incentive Plan either (i) prior to the date of the Merger Agreement or (ii) on or after the date of the Merger Agreement pursuant to the Company’s annual bonus program (to the extent permitted by certain terms of the Merger Agreement) that were outstanding immediately prior to the effective time of the NYSE Euronext Merger, to the extent unvested, vested as of the effective time of the NYSE Euronext Merger and were settled as of the effective time of the NYSE Euronext Merger. All other restricted stock units (other than performance stock units) granted after the date of the Merger Agreement (to the extent permitted by certain terms of the Merger Agreement) that were outstanding immediately prior to the effective time of the NYSE Euronext Merger, if any, are subject to a three-year cliff vesting schedule and the vesting of these restricted stock units did not accelerate upon the effective time of the NYSE Euronext Merger. However, any such restricted stock units will vest upon an earlier termination of employment with the Company and its subsidiaries without cause or a resignation from the Company and its subsidiaries for good reason.

In addition, at the effective time of the NYSE Euronext Merger, each performance stock unit measured in shares of Company common stock granted under the Company’s Omnibus Incentive Plan, whether vested or unvested, that was outstanding immediately prior to the effective time of the NYSE Euronext Merger was converted into a performance stock unit denominated in ICE Group Shares, on substantially the same terms and conditions as were applicable to it prior to such conversion, except that the number of ICE Group Shares subject to each such performance stock unit (rounded down to the nearest whole share) is equal to the number of shares of Company common stock subject to the performance stock unit prior to such conversion (based on the following two sentences) multiplied by the equity exchange factor. The performance-based vesting condition applicable to each outstanding performance stock unit granted prior to the date of the Merger Agreement (i.e., the Company total shareholder return relative to S&P 500 total shareholder return over the applicable performance period) was deemed satisfied at the effective time of the NYSE Euronext Merger, measured as of the closing date of the NYSE Euronext Merger with the Company total shareholder return determined based on the value of the merger consideration, but the service-based vesting condition applicable to each such performance stock unit remains unchanged and was not deemed satisfied as of the effective time of the NYSE Euronext Merger, and the original measurement date in respect of the service condition will continue to apply for purposes of continued service-based vesting after the closing. The performance-based vesting condition applicable to each outstanding performance stock unit granted on or after the date of the Merger Agreement (to the extent permitted by certain terms of the Merger Agreement) was deemed satisfied at the effective time of the NYSE Euronext Merger at the greater of 100% or the level based on actual attainment of the applicable performance criteria as of the month ending prior to the month in which the effective time of the NYSE Euronext Merger occurs, but the service-based vesting condition applicable to each such performance stock unit remains unchanged and was not deemed satisfied as of the effective time of the NYSE Euronext Merger, and the original measurement date in respect of the service condition will continue to apply for purposes of continued service-based vesting after the closing.

Item 5.01 Changes in Control of Registrant.

Upon consummation of the NYSE Euronext Merger, the Company was merged with and into NYSE Euronext Holdings and ceased to exist as a separate legal entity. The information contained in the Introductory Note above and in Item 3.03 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon consummation of the NYSE Euronext Merger, the Company was merged with and into NYSE Euronext Holdings and ceased to exist as a separate legal entity. Accordingly, the executive officers and directors of the Company ceased to be executive officers and directors of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, by and among NYSE Euronext, IntercontinentalExchange, Inc., IntercontinentalExchange Group, Inc., Braves Merger Sub, Inc. and Baseball Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on March 19, 2013 (File No. 001-33392)).

4.1	Indenture dated as of May 29, 2008 between NYSE Euronext and Wilmington Trust Company, as Trustee, relating to Senior Notes due 2013 (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on May 30, 2008 (File No. 001-33392)).

4.2	Second Supplemental Indenture, dated as of October 5, 2012, among NYSE Euronext, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on October 5, 2012 (File No. 001-33392)).

4.3	Third Supplemental Indenture, dated as of November 13, 2013, among NYSE Euronext Holdings, as successor company, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent.

4.4	Agency Agreement, dated as of April 23, 2008, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 24, 2008 (File No. 001-33392)).

4.5	First Supplemental Agency Agreement, dated as of April 22, 2009, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO Bank N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 23, 2009 (File No. 001-33392)).

99.1	Press Release, dated November 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NYSE EURONEXT HOLDINGS LLC as successor by merger to NYSE Euronext

By:	/s/ JOHNATHAN H. SHORT
Name:	Johnathan H. Short
Title:	Manager

Dated: November 13, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, by and among NYSE Euronext, IntercontinentalExchange, Inc., IntercontinentalExchange Group, Inc., Braves Merger Sub, Inc. and Baseball Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on March 19, 2013 (File No. 001-33392)).

4.1	Indenture dated as of May 29, 2008 between NYSE Euronext and Wilmington Trust Company, as Trustee, relating to Senior Notes due 2013 (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on May 30, 2008 (File No. 001-33392)).

4.2	Second Supplemental Indenture, dated as of October 5, 2012, among NYSE Euronext, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on October 5, 2012 (File No. 001-33392)).

4.3	Third Supplemental Indenture, dated as of November 13, 2013, among NYSE Euronext Holdings, as successor company, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent.

4.4	Agency Agreement, dated as of April 23, 2008, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 24, 2008 (File No. 001-33392)).

4.5	First Supplemental Agency Agreement, dated as of April 22, 2009, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO Bank N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 23, 2009 (File No. 001-33392)).

99.1	Press Release, dated November 13, 2013.